SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D. C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): April 26, 2006



                      HIGHLANDS BANKSHARES, INC.
        (Exact name of registrant as specified in its charter)


       West  Virginia                     0-16761             55-0650793
-------------------------------      ------------------     ------------------
(State or other jurisdiction of (Commission File Number)    (I.R.S.Employer
incorporation or organization)                              Identification No.)


           P. O. Box 929
    Petersburg, West Virginia                                  26847
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)

   Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written   communications  pursuant  to  Rule   425   under   the
      Securities Act (17 CFR 230.425)

[  ]  Soliciting  material pursuant to Rule 14a-12 under the  Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Page 2

Item 2.02  Results of Operations and Financial Condition

      On April 26, 2006, Highlands Bankshares, Inc. issued a press release announcing results for the quarter ended March 31, 2006. A copy of the press release is being furnished as Exhibit to this report and is incorporated by reference into this item 99.1.


Item 9.01 Financial Statements and Exhibits

      (a) Exhibits

          99.1      Press release issued April 26, 2006



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               HIGHLAND BANKSHARES, INC.
                               (Registrant)

                               /s/ R. ALAN MILLER
                               -------------------------------
                               R. Alan Miller
                               Finance Officer

April 26, 2006



    HIGHLANDS BANKSHARES ANNOUNCES FIRST QUARTER RESULTS


Highlands Bankshares, Inc. (OTCBB: HBSI) announces its results of operations for the first quarter of 2006.

Highlands Bankshares' operations for the first quarter of 2006 produced net income of $1,004,000. This compares to income of $849,000 for the first quarter of 2005, an increase of 18.26%. Return on Average Assets (ROAA) for the first quarter of 2006 was 1.21% and Return on Average Equity
(ROAE) was 11.78%. This compares to an ROAA for the first quarter of 2005 of 1.13% and an ROAE of 10.70% for 2005's first three months.

Assets have increased .66% since December 31, 2005 and at March 31, 2006 totaled $339,787,000. Shareholders' Equity at
March 31, 2006 was $34,642,000, an increase of 1.91% from December 31, 2005.

During the quarter Highlands paid dividends to its shareholders of 23 cents per share.

Commenting on the results, Butch Porter, Highlands'
President and Chief Executive Officer, said, "I am pleased to announce that net income for the first quarter of 2006 increased more than 18% from a year ago. Through recent years, the first quarter has typically been a low earning quarter for Highlands. Therefore it is very gratifying that net income for the first quarter of 2006 topped one million dollars for the second time ever and represents such a strong increase over the first quarter of last year."

Highlands Bankshares Inc. is a financial holding company operating eleven banking locations in West Virginia and Virginia through its two wholly owned subsidiary banks, The Grant County Bank and Capon Valley Bank, and insurance services through its wholly owned subsidiary HBI Life Insurance Company.

Certain statements in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact. Although the Company believes that its expectations with respect to certain forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results, performance or achievements of the Company will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company does not update any forward-looking statements that may be made from time to time by or on behalf of the Company.